UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

Chemomab Therapeutics Ltd.

(Exact name of Registrant as Specified in Its Charter)

State of Israel (State or Other Jurisdiction of Incorporation)	001-38807 (Commission File Number)	81-3676773 (IRS Employer Identification No.)

Kiryat Atidim, Building 7 Tel Aviv, Israel (Address of principal executive offices)	6158002 (Zip Code)

Registrant’s telephone number, including area code: +972-77-331-0156

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five ordinary shares, no par value per share	CMMB	Nasdaq Capital Market

Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 17, 2021, Chemomab Therapeutics Ltd. (formerly known as Anchiano Therapeutics Ltd.) (the “Company”) reported on Form 8-K that on March 16, 2021, Anchiano Therapeutics Inc., a company organized under the laws of Delaware and a wholly-owned subsidiary of the Company (the “Subsidiary”) and Kestrel Therapeutics, Inc., a company organized under the laws of Delaware (“Kestrel”), entered into an Asset Purchase and Assignment Agreement (the “Agreement”) pursuant to which the Subsidiary agreed to sell all of its rights and obligations in its business to the extent related to the research, development and commercialization of Compounds and Products (as such terms are defined in the Collaboration and License Agreement entered into as of September 13, 2019, by and between ADT Pharmaceuticals, LLC and the Company) to Kestrel in exchange for a total of $1 million, $125,000 of which was paid as a non-refundable payment on February 2, 2021 to cover the Subsidiary’s costs and expenses for the exclusivity set forth in a term sheet entered into between the Subsidiary and Kestrel on January 11, 2021.

On March 31, 2021 (the “Amendment Date”), the Subsidiary and Kestrel agreed to amend the Agreement (the “Amendment”), whereby as of the Amendment Date (and not later than April 5, 2021), Kestrel will pay the Subsidiary an additional non-refundable payment of $125,000 (the “Second Upfront Payment”), and, furthermore, will pay the remaining $750,000 as of the Closing, which the Amendment defines as occurring on or before April 30, 2021. Additionally, the Amendment provides that its terms and obligations will become effective only upon receipt of the Second Upfront Payment, provided it is received no later than April 5, 2021.

A copy of the amendment is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document
99.1	Amendment to Asset Purchase and Assignment Agreement, dated March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chemomab Therapeutics Ltd.

By:	/s/ Adi Mor
Name:	Adi Mor
Title:	Chief Executive Officer and Chief Scientific Officer

Date: April 5, 2021